UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock Funds
BlackRock Defensive Advantage Emerging Markets Fund
BlackRock Defensive Advantage International Fund
BlackRock Defensive Advantage U.S. Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2022

Date of reporting period: 04/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

BlackRock FundsSM

•  BlackRock Defensive Advantage Emerging Markets Fund

•  BlackRock Defensive Advantage International Fund

•  BlackRock Defensive Advantage U.S. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2022	BlackRock Defensive Advantage Emerging Markets Fund

Investment Objective

BlackRock Defensive Advantage Emerging Markets Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

During the 12-month period ending April 30, 2022, the Fund underperformed its primary benchmark, the MSCI Emerging Markets Minimum Volatility Index and outperformed its secondary benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

Overall, the Fund struggled against a highly changeable macroeconomic and market backdrop. Emerging market (“EM”) equities faced macroeconomic and policy concerns in China in the summer of 2021, and electricity shortages, a potential debt default from Chinese real estate developer Evergrande, and ongoing regulatory uncertainty kept EM markets under pressure. The period also saw considerable volatility across market style preferences. Early in the period, investors preferred value styles, continuing the strong reflationary market tone from earlier in 2021. However, a surprisingly hawkish pivot from the Fed in June 2021 prompted a market rotation back toward secular growth positions. This pro-growth theme persisted until another sharp market rotation in September 2021, with a more hawkish Fed prompting investors to move back toward value stocks. The simultaneous sharp rise in commodities prices caused further inflationary pressure. Ultimately, this rotation proved short-lived, as the market returned to a pro-growth stance in October 2021. EM equities ultimately ended 2021 with negative returns amid the spread of the COVID-19 omicron variant. Despite positive performance from commodities that benefited many EM economies, flaring United States-China relations on issues including short-supply computer chips dragged on equities. Value and momentum styles continued to outperform growth. In early 2022, EM equities added to losses amid the Russian invasion of Ukraine. Russian assets were ultimately priced at a fair value of zero and removed from the MSCI Index. Additionally, heightened geopolitical tensions and sanctions caused commodity prices to spike, led by energy and with grains, precious metals, and ultimately the entire asset class following suit. This commodity spike spurred further inflationary concerns. Egypt declined the most during this part of the period amid increased costs as a major wheat importer. China also lagged as COVID-19 case counts spiked and the government imposed new lockdowns.

The divergence of commodity importers versus exporters drove performance, with Latin American markets benefiting. For the period, financials, communication services, and real estate were the only sectors positively contributing to returns of the MSCI EM Minimum Volatility Index, whereas consumer discretionary, health care, and information technology led losses. From a country perspective, India, Saudi Arabia, and Taiwan pushed the index higher, whereas China and Korea drove losses.

Macro thematic positioning proved to be the most substantial detractor from relative performance. The Fund was underweight to Indian stocks due to country-specific valuations and trends, but strong performance in the luxury goods industry within consumer discretionary in India detracted from performance. Additionally, an underweight to Saudi Arabian equities weighed on return, as did an overweight position in Taiwanese semiconductor stocks, which detracted as sustained regulatory pressure on the sector caused weakening sentiment.

Stock selection also hurt performance, as China-specific insights unsurprisingly struggled in a difficult environment amid macroeconomic and geopolitical concerns. Specifically, measures that evaluate hiring trends drove losses in the period, as the pro-growth quality positioning struggled amid eroding economic expectations. Similarly, the Fund’s Environmental, Social, and Governance (“ESG”) related measures, which lean in a pro-growth direction, declined. Environmental measures especially struggled, given their negative sensitivity to the sharp run-up in commodities prices.

Conversely, select sentiment and fundamental measures proved to be key contributors to performance, providing some portfolio ballast. Specifically, insights that captured sentiment with faster moving alternative data measures that evaluate credit card trends helped to correctly capture positive corporate earnings. Elsewhere, certain fundamental measures also added to performance. In particular, traditional value metrics that evaluate company earnings and cash flows performed well in the context of the value style preference seen at various times during the period. Other fundamental insights evaluating managerial quality also benefited, particularly in the food staples industry.

The Fund is designed to provide downside protection against market drawdowns and may lag broader markets and peers during market rallies. The Fund pursues a “defensive” investment style, meaning that it seeks to participate in rising equity markets while mitigating downside risk in declining markets.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection model. The Fund built upon its alternative data capabilities with enhanced signal constructs to identify emerging trends such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes, and business sensitivity to the invasion of Ukraine. Additionally, new macro-thematic insights were added that use historical observations of recession-inflation and monetary policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period with largely neutral positioning from a sector and country positioning perspective. The Fund had slight overweight positions in the energy and health care sectors, and maintained slight underweights in consumer discretionary and communication services stocks. From a geographical perspective, the Fund had slight overweights to South Africa and maintained a slightly underweight position to Korea.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock Defensive Advantage Emerging Markets Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on December 21, 2020.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities.

(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to large- and mid-cap equities across certain emerging markets countries. The index is calculated by optimizing the MSCI Emerging Markets Index, its parent index, for the lowest absolute risk (within a given set of constraints).

(d)	An index that captures large- and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

	Average Annual Total Returns(a)

	1 Year		Since Inception(b)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(6.10)%	N/A	1.14%	N/A
Investor A	(6.43)	(11.35)%	0.87	(3.07)%
Class K	(6.10)	N/A	1.14	N/A

MSCI Emerging Markets Minimum Volatility Index	(4.11)	N/A	1.64	N/A
MSCI Emerging Markets Index	(18.33)	N/A	(8.93)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on December 21, 2020.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$943.80	$3.90		$1,000.00	$1,020.78	$4.06		0.81%
Investor A	1,000.00	943.00	5.11		1,000.00	1,019.54	5.31		1.06
Class K	1,000.00	943.80	3.90		1,000.00	1,020.78	4.06		0.81

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2022 (continued)	BlackRock Defensive Advantage Emerging Markets Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Emirates Telecommunications Group Co. PJSC	2%

Abu Dhabi Commercial Bank PJSC	2

Kotak Mahindra Bank Ltd.	2

Ooredoo QPSC	2

3SBio, Inc.	2

Uni-President China Holdings Ltd.	2

Saudi Basic Industries Corp.	1

Petronas Gas BHD	1

Sinopec Shanghai Petrochemical Co. Ltd., Class H	1

Saudi Arabian Oil Co.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

China	25%

Taiwan	20

India	12

Saudi Arabia	9

Malaysia	6

Thailand	5

South Korea	5

United Arab Emirates	4

Qatar	4

South Africa	2

United States	2

Greece	1

Philippines	1

Kuwait	1

Indonesia	1

Peru	1

Mexico	1

Other#	—	(b)

Other Assets Less Liabilities	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022	BlackRock Defensive Advantage International Fund

Investment Objective

BlackRock Defensive Advantage International Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

During the 12-month period ending April 30, 2022, the Fund outperformed its primary benchmark, the MSCI Minimum Volatility (USD) index and its secondary benchmark, the MSCI EAFE Index.

What factors influenced performance?

Overall, the Fund performed well in a highly changeable macroeconomic and market backdrop. Markets went through multiple rotations in the first half of the period, as leadership shifted between valuation and secular growth preferences for much of 2021. However, value styles became the dominant market driver in early 2022 amid inflationary pressures and expected monetary policy normalization. The relatively orderly market reaction to 40-year highs in inflation turned disorderly with Russia’s invasion of Ukraine in February 2022, which brought a fresh surge in commodity prices that further weighed on global markets and already-stretched supply chains. Adding to the economic challenges, China’s zero-COVID policy resulted in rolling lockdowns which adversely affected industrial production. Simultaneously, bond yields surged as central bankers began raising rates across the globe. Investors began to price in prospects for stagflation amid concerns that monetary policy error would stifle growth.

Insights across sentiment were among the best performers. A top contributor was a sentiment measure tracking informed hedge-fund investor positioning. Faster-moving trend-based measures were also additive as they successful captured the evolving market environment, including insights looking at mobile app usage as well as those evaluating internet search levels. Elsewhere, more recently added insights, such as those looking at sensitivity to escalating tensions in Ukraine and measures evaluating commodity price changes and their impact on company sales, contributed to performance, as they correctly positioned the portfolio to capture the sentiment and economic impact from the Russian invasion of Ukraine.

Macro-thematic insights delivered mixed results from top-down positioning. Measures that seek to identify themes related to stagflation were notably strong performers toward period-end, as they correctly positioned the Fund to capture opportunities as the interest rate environment changed.

Surprisingly given the numerous macroeconomic events investors had to overcome, several fundamental insights contributed to performance and highlighted a bifurcation of performance across Environmental, Social, and Governance (“ESG”) insights. Select human capital ESG insights, such as those evaluating hiring of veterans and others capturing the proportion of women among new hires, performed well. Additionally, certain environmental measures were additive. These included an insight that evaluates companies across high water use intensity, which motivated a successful overweight position in utilities stocks.

Despite overall portfolio strength, select measures struggled. Within macro-thematic positioning, a relative valuation measure that prefers companies that typically do well in rising-rate environments detracted from performance. Although the measure correctly anticipated the policy normalization theme, the signal motivated an overweight position in cyclical stocks, which detracted from performance given the negative sentiment pivot following the invasion of Ukraine. Another insight favoring domestic travel companies relative to international ones unsuccessfully motivated an underweight position to Japanese stocks.

Additionally, some ESG measures struggled. In particular, certain environmental transition insights detracted from relative performance, such as those that look at “green” patent filings and those designed to track companies dealing with lawsuits and controversies.

The Fund is designed to provide downside protection against market drawdowns and may lag broader markets and peers during market rallies. The Fund pursues a “defensive” investment style, meaning that it seeks to participate in rising equity markets while mitigating downside risk in declining markets.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced signal constructs to identify emerging trends such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes, and business sensitivity to the invasion of Ukraine. Additionally, new macro-thematic insights were added that use historical observations of recession-inflation and monetary policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period with largely neutral positioning from a sector and country-positioning perspective. The Fund had slight overweight positions in the consumer staples and materials sectors, and maintained slight underweights in financials and health care stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2022 (continued)	BlackRock Defensive Advantage International Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on December 21, 2020.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index (the “MSCI EAFE Index”) and derivatives that are tied economically to securities of the MSCI EAFE Index.

(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap equity universe across developed markets around the world excluding the United States and Canada. The index is calculated by optimizing the MSCI EAFE Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(d)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

	Average Annual Total Returns(a)

	1 Year		Since Inception(b)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(3.94)%	N/A	1.55%	N/A

Investor A	(4.09)	(9.12)%	1.37	(2.59)%

Class K	(3.84)	N/A	1.63	N/A

MSCI EAFE Minimum Volatility (USD) Index	(4.65)	N/A	(1.42)	N/A

MSCI EAFE Index	(8.15)	N/A	0.33	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on December 21, 2020.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 907.10	$ 2.13		$ 1,000.00	$ 1,022.56	$ 2.26		0.45%
Investor A	1,000.00	906.40	3.31		1,000.00	1,021.32	3.51		0.70
Class K	1,000.00	908.10	2.13		1,000.00	1,022.56	2.26		0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock Defensive Advantage International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Novozymes A/S, B Shares	2%

Tokio Marine Holdings, Inc.	2

Unilever PLC	2

Takeda Pharmaceutical Co. Ltd.	2

Nippon Telegraph & Telephone Corp.	2

Unicharm Corp.	1

Nestle SA	1

Singapore Telecommunications Ltd.	1

Otsuka Holdings Co. Ltd.	1

Givaudan SA	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	29%

Switzerland	13

Hong Kong	8

United Kingdom	7

Australia	5

Singapore	5

France	5

Netherlands	4

Denmark	4

Germany	3

Israel	3

Italy	3

United States	2

Sweden	2

New Zealand	2

Finland	2

China	1

Belgium	1

Portugal	1

Norway	1

Other#	— (b)

Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2022	BlackRock Defensive Advantage U.S. Fund

Investment Objective

BlackRock Defensive Advantage U.S. Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

During the 12-month period ending April 30, 2022, the Fund underperformed its primary benchmark, the MSCI USA Minimum Volatility Index and outperformed its secondary benchmark, the Russell 1000 Index.

What factors influenced performance?

Overall, the Fund struggled in a highly changeable macroeconomic and market backdrop. Markets went through multiple rotations in the first half of the period, as leadership shifted between valuation and secular growth preferences for much of 2021. However, value styles became the dominant market driver in early 2022 amid inflationary pressures and expected monetary policy normalization. The relatively orderly market reaction to 40-year highs in inflation turned disorderly with Russia’s invasion of Ukraine in February 2022, which brought a fresh surge in commodity prices that further weighed on global markets and already-stretched supply chains. Adding to the economic challenges, China’s zero-COVID policy resulted in rolling lockdowns which adversely affected industrial production. Simultaneously, bond yields surged as central bankers began raising rates across the globe. Investors began to price in prospects for recession-inflation amid concerns that monetary policy error would stifle growth.

Higher-frequency alternative data that captures company sensitivity to several economic reopening themes, such as vaccine rollouts, supply chain challenges, and consumer spending, drove stock selection in information technology (“IT”) stocks that in turn proved to be the largest detractors from performance. Unsurprisingly, fundamental insights also struggled. This was highlighted by losses across growth-oriented quality insights, with notable weakness across Environmental, Social, and Governance (“ESG”) measures. Having provided differentiated returns for the past few years, these measures proved overly sensitive to rising commodities prices, with environmental transition measures struggling. This included losses across insights that capture carbon intensity as a measure of operational efficiency, as well as more forward-looking insights such as looking at “green” patent filings. Additionally, sentiment insight related to investor flows declined, particularly one that identifies flows based on ETF creations and redemptions, as it motivated an underweight position to IT stocks as well as stock selection within industrials and financials. These positions detracted heavily from performance.

Macro-thematic insights delivered mixed results from top-down positioning. Collectively, these insights correctly motivated an overweight allocation to energy stocks that benefited from the rally in oil prices late in the period.

On the positive side, sentiment stock selection and valuation measures broadly contributed to relative performance. Trend-based measures performed well against the evolving market environment. Stock selection among communication services and consumer discretionary stocks, motivated by company valuation measures related to earnings, performed well.

Additionally, several recently added signals that seek to identify themes such as monetary policy normalization and inflationary pressures were notably strong performers toward period-end. As the reopening theme quickly pivoted to reflect inflation concerns, sentiment measures correctly positioned the Fund’s portfolio. Notably, insights that identify exposure to inflationary pressures through tightness in labor markets motivated stock selection in industrials that was additive.

The Fund is designed to provide downside protection against market drawdowns and may lag broader markets and peers during market rallies. The Funds pursues a “defensive” investment style, meaning that it seeks to participate in rising equity markets while mitigating downside risk in declining markets.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced signal constructs to identify emerging trends such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes, and business sensitivity to the invasion of Ukraine. Additionally, new macro-thematic insights were added that use historical observations of recession-inflation and monetary policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period with largely neutral positioning from a sector perspective. The Fund had slight overweight positions in the consumer staples sector, notably within the household products industry, and the utilities sector. It maintained slight underweights in IT, notably in the communication equipment and IT services industries, as well as consumer discretionary stocks, including multiline and specialty retail companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock Defensive Advantage U.S. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on December 21, 2020.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities.

(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap U.S. equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(d)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

	Average Annual Total Returns(a)

	1 Year		Since Inception(b)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	2.65%	N/A	7.87%	N/A

Investor A	2.35	(3.03)%	7.63	3.43%

Class K	2.65	N/A	7.87	N/A

MSCI USA Minimum Volatility Index	3.64	N/A	8.48	N/A

Russell 1000® Index	(2.10)	N/A	7.84	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on December 21, 2020.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/21)	Ending Account Value (04/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 954.20	$ 2.08		$ 1,000.00	$ 1,022.66	$ 2.16		0.43%
Investor A	1,000.00	953.50	3.29		1,000.00	1,021.42	3.41		0.68
Class K	1,000.00	954.20	2.08		1,000.00	1,022.66	2.16		0.43

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2022 (continued)	BlackRock Defensive Advantage U.S. Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Visa, Inc., Class A	3%

Microsoft Corp.	2

Hershey Co.	2

Johnson & Johnson	2

Xcel Energy, Inc.	2

Waste Management, Inc.	2

Kroger Co.	2

Waste Connections, Inc.	2

Merck & Co., Inc.	2

Republic Services, Inc.	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	22%

Health Care	18

Consumer Staples	13

Utilities.	9

Industrials	9

Communication Services	8

Consumer Discretionary	7

Financials	6

Real Estate	4

Materials	2

Energy	1

Short-Term Securities	2

Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	13

Schedule of Investments April 30, 2022	BlackRock Defensive Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 25.0%
3SBio, Inc.	210,000	$148,153
51job, Inc., ADR(a)(b)	392	23,853
Alibaba Group Holding Ltd.(a)	248	3,025
Angang Steel Co. Ltd., Class H	54,000	23,621
Baidu, Inc., Class A(a)	1,750	27,901
Bank of Beijing Co. Ltd., Class A	52,800	36,187
Bank of China Ltd., Class A	246,100	119,363
Bank of Communications Co. Ltd., Class A	76,200	58,035
Bank of Communications Co. Ltd., Class H	28,000	19,485
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	2,030	49,313
China Construction Bank Corp., Class A	14,500	13,187
China Construction Bank Corp., Class H	24,000	17,098
China Petroleum & Chemical Corp., Class H	216,000	105,726
China Railway Signal & Communication Corp. Ltd., Class A	212,241	137,456
China Resources Gas Group Ltd.	2,000	7,515
China Resources Pharmaceutical Group Ltd.(c)	67,000	35,308
China United Network Communications Ltd., Class A	46,300	24,450
China Yangtze Power Co. Ltd., Class A	28,600	97,463
China Yongda Automobiles Services Holdings Ltd.	92,000	85,309
Dali Foods Group Co. Ltd.(c)	40,000	20,356
Daqin Railway Co. Ltd., Class A	50,700	50,689
Industrial & Commercial Bank of China Ltd., Class A	6,900	4,949
Industrial & Commercial Bank of China Ltd., Class H	130,000	78,365
Kweichow Moutai Co. Ltd., Class A	500	137,248
NetEase, Inc.	1,190	22,795
PetroChina Co. Ltd., Class A	37,500	30,132
PetroChina Co. Ltd., Class H	66,000	31,330
Pharmaron Beijing Co. Ltd., Class A	1,100	20,633
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	77,200	124,830
Sinopec Shanghai Petrochemical Co. Ltd., Class H	766,000	143,315
Sinopharm Group Co. Ltd., Class H	53,200	122,423
Tingyi Cayman Islands Holding Corp.	66,000	120,461
Uni-President China Holdings Ltd.	168,000	147,219
WuXi AppTec Co. Ltd., Class A	1,100	16,952
WuXi AppTec Co. Ltd., Class H(c)	8,360	113,711
Yum China Holdings, Inc.	1,212	50,662
Zijin Mining Group Co. Ltd., Class A	83,300	137,060
Zijin Mining Group Co. Ltd., Class H	18,000	26,210

		2,431,788

Greece — 1.4%
Hellenic Telecommunications Organization SA	3,370	64,832
OPAP SA	4,549	67,427

		132,259

Hong Kong — 0.2%
Beijing Enterprises Water Group Ltd.	68,000	21,997

India — 11.7%
Alkem Laboratories Ltd.	1,491	63,224
Asian Paints Ltd.	356	15,006
Axis Bank Ltd.(a)	3,694	34,822
Dabur India Ltd.	5,610	40,613
HDFC Bank Ltd., ADR	2,471	136,424
HDFC Life Insurance Co. Ltd.(c)	12,623	95,713
Hindustan Unilever Ltd.	3,547	103,053
Hindustan Zinc Ltd.	1,203	5,025
Infosys Ltd.	3,722	75,434
Infosys Ltd., ADR	2,173	43,178
ITC Ltd.	42,172	142,137
Kotak Mahindra Bank Ltd.	6,432	149,159
Sun Pharmaceutical Industries Ltd.	5,079	61,395

Security	Shares	Value

India (continued)
Tata Consultancy Services Ltd.	3,046	$140,385
Tech Mahindra Ltd.	1,765	28,826

		1,134,394

Indonesia — 0.8%
Bank Central Asia Tbk PT	133,600	74,933

Kuwait — 1.0%
Kuwait Finance House KSCP	29,883	95,924

Malaysia — 5.6%
Axiata Group BHD	110,100	88,768
IHH Healthcare BHD	29,000	43,741
Maxis BHD	95,900	83,366
Petronas Gas BHD	36,900	143,740
PPB Group BHD	16,700	65,902
RHB Bank BHD	80,400	115,188
Westports Holdings BHD	9,700	8,779

		549,484

Mexico — 0.7%
Arca Continental SAB de CV	6,464	41,018
Wal-Mart de Mexico SAB de CV	6,441	22,776

		63,794

Peru — 0.7%
Credicorp Ltd.	488	67,778
Southern Copper Corp.	84	5,208

		72,986

Philippines — 1.3%
Bank of the Philippine Islands	10,600	19,269
Manila Electric Co.	15,890	106,967

		126,236

Qatar — 3.7%
Ooredoo QPSC	72,680	148,920
Qatar Electricity & Water Co. QSC	29,323	136,622
Qatar Islamic Bank SAQ	9,831	65,872
Qatar National Bank QPSC	2,014	12,811

		364,225

Russia(d) — 0.0%
Alrosa AO(a)	37,207	6
LUKOIL PJSC	1,506	—

		6

Saudi Arabia — 9.5%
Abdullah Al Othaim Markets Co.	950	28,317
ACWA Power Co.(a)	829	31,397
Al Rajhi Bank	2,974	139,320
Arabian Internet & Communications Services Co.	1,113	71,588
Dr. Sulaiman Al Habib Medical Services Group Co.	2,247	119,264
Jarir Marketing Co.	2,515	128,430
Saudi Arabian Oil Co.(c)	11,992	143,302
Saudi Basic Industries Corp.	4,163	144,213
Saudi Ground Services Co.(a)	2,285	20,823
Seera Group Holding(a)	16,313	94,745

		921,399

South Africa — 1.9%
Anglo American Platinum Ltd.	270	29,999
Capitec Bank Holdings Ltd.	399	55,697
Vodacom Group Ltd.	10,618	102,183

		187,879

South Korea — 4.9%
BGF retail Co. Ltd.	547	78,243
CJ CheilJedang Corp.	21	6,604

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Defensive Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hugel, Inc.(a)	131	$12,896
POSCO Holdings, Inc.	419	95,669
POSCO Holdings, Inc., ADR	2,014	114,214
Samsung Electronics Co. Ltd.	1,828	97,421
Samsung SDS Co. Ltd.	202	23,540
Shinhan Financial Group Co. Ltd., ADR	710	23,224
SK Telecom Co. Ltd.	668	30,132

		481,943

Taiwan — 19.5%
Advantech Co. Ltd.	11,000	136,737
Bizlink Holding, Inc.	6,000	60,042
Chang Hwa Commercial Bank Ltd.	222,490	139,095
Chicony Electronics Co. Ltd.	6,000	16,690
Chunghwa Telecom Co. Ltd.	16,000	70,927
Chunghwa Telecom Co. Ltd., ADR	166	7,274
CTBC Financial Holding Co. Ltd.	141,000	138,690
Delta Electronics, Inc.	9,000	75,128
E.Sun Financial Holding Co. Ltd.	121,166	138,386
Far EasTone Telecommunications Co. Ltd.	47,000	132,058
First Financial Holding Co. Ltd.	84,000	78,886
Formosa Petrochemical Corp.	9,000	27,759
Formosa Plastics Corp.	21,000	74,656
Pegatron Corp.	59,000	139,779
President Chain Store Corp.	15,000	138,790
Realtek Semiconductor Corp.	10,000	135,695
Taiwan Mobile Co. Ltd.	39,000	143,282
Taiwan Semiconductor Manufacturing Co. Ltd.	7,000	126,579
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	292	27,136
United Microelectronics Corp.	5,000	7,943
Vanguard International Semiconductor Corp.	23,000	80,926

		1,896,458

Thailand — 5.0%
Advanced Info Service PCL, Foreign Registered Shares	1,500	9,416
Advanced Info Service PCL, NVDR	22,200	138,797
Bangkok Dusit Medical Services PCL, NVDR	182,000	136,234
Home Product Center PCL, NVDR	311,300	135,342
PTT Exploration & Production PCL, NVDR	4,900	21,439
Tisco Financial Group PCL	18,600	49,064

		490,292

Security	Shares	Value

Turkey — 0.5%
BIM Birlesik Magazalar A/S	5,446	$30,596
Turkcell Iletisim Hizmetleri A/S	10,066	14,670

		45,266

United Arab Emirates — 4.3%
Abu Dhabi Commercial Bank PJSC	71,991	199,007
Emirates Telecommunications Group Co. PJSC	22,815	218,220

		417,227

United States — 0.5%
Genpact Ltd.	1,200	48,324

Total Long-Term Investments — 98.2% (Cost: $9,733,680)		9,556,814

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.29%(e)(f)	104,144	104,144
SL Liquidity Series, LLC, Money Market Series, 0.47%(e)(f)(g)	24,058	24,056

Total Short-Term Securities — 1.3% (Cost: $128,200)		128,200

Total Investments — 99.5% (Cost: $9,861,880)		9,685,014

Other Assets Less Liabilities — 0.5%		44,130

Net Assets — 100.0%		$9,729,144

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,096,787	$—		$(992,643	)(a)	$—	$—	$104,144	104,144	$88		$—
iShares MSCI Qatar ETF(b)	240,625	9,683		(243,393)		6,156	(13,071)	—	—	5,171		—
SL Liquidity Series, LLC, Money Market Series	11,550	12,508	(a)	—		(2)	—	24,056	24,058	312	(c)	—

						$6,154	$(13,071)	$128,200		$5,571		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2022	BlackRock Defensive Advantage Emerging Markets Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index.	3	06/17/22	$159	$(7,757)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$7,757	$—	$—	$—	$7,757

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$7,407	$—	$—	$—	$7,407

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$36,852	$—	$—	$—	$36,852

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$242,061

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
China	$123,828	$2,307,960	$—	$2,431,788
Greece	—	132,259	—	132,259
Hong Kong	—	21,997	—	21,997
India	179,602	954,792	—	1,134,394
Indonesia	—	74,933	—	74,933
Kuwait	—	95,924	—	95,924

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Defensive Advantage Emerging Markets Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Malaysia	$163,449	$386,035	$—	$549,484
Mexico	63,794	—	—	63,794
Peru	72,986	—	—	72,986
Philippines	19,269	106,967	—	126,236
Qatar	227,603	136,622	—	364,225
Russia	—	—	6	6
Saudi Arabia	28,317	893,082	—	921,399
South Africa	132,182	55,697	—	187,879
South Korea	137,438	344,505	—	481,943
Taiwan	34,410	1,862,048	—	1,896,458
Thailand	9,416	480,876	—	490,292
Turkey	14,670	30,596	—	45,266
United Arab Emirates	—	417,227	—	417,227
United States	48,324	—	—	48,324
Short-Term Securities
Money Market Funds	104,144	—	—	104,144

	$1,359,432	$8,301,520	$6	9,660,958

Investments Valued at NAV(a)				24,056

				$9,685,014

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(7,757)	$—	$—	$(7,757)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments April 30, 2022	BlackRock Defensive Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.4%
Aristocrat Leisure Ltd.	1,271	$29,490
Aurizon Holdings Ltd.	28,417	80,253
BHP Group Ltd.	3,016	100,781
Commonwealth Bank of Australia	902	65,560
JB Hi-Fi Ltd.	3,839	142,183
Medibank Pvt Ltd.	38,397	86,284
Telstra Corp. Ltd.	12,351	35,060

		539,611

Austria — 0.1%
Telekom Austria AG	1,456	10,381

Belgium — 1.2%
Ackermans & van Haaren NV	26	4,635
Groupe Bruxelles Lambert SA	595	56,144
Telenet Group Holding NV	1,282	38,207
Warehouses De Pauw CVA	631	24,275

		123,261

China — 1.4%
BOC Hong Kong Holdings Ltd.	39,000	141,175

Denmark — 3.8%
Carlsberg A/S, Class B	100	12,703
Coloplast A/S, Class B	197	26,542
Novo Nordisk A/S, Class B	1,319	150,664
Novozymes A/S, B Shares	2,278	158,798
Tryg A/S	1,097	26,084

		374,791

Finland — 1.5%
Elisa OYJ	2,563	150,247
Kesko OYJ, B Shares	82	2,064

		152,311

France — 4.5%
Air Liquide SA	571	98,788
Hermes International	27	33,292
Kering SA	9	4,789
Legrand SA	1,430	126,718
L’Oreal SA	343	124,787
Orange SA	4,194	49,931
Teleperformance	9	3,230

		441,535

Germany — 2.1%
Deutsche Boerse AG	188	32,730
Rational AG	2	1,220
SAP SE	975	98,812
Symrise AG	441	52,476
Talanx AG(a)	236	9,813
Telefonica Deutschland Holding AG	5,039	15,155

		210,206

Hong Kong — 7.7%
CK Infrastructure Holdings Ltd.	7,500	50,426
CLP Holdings Ltd.	14,000	136,617
HK Electric Investments & HK Electric Investments Ltd., Class SS(b)	26,500	26,172
HKT Trust & HKT Ltd., Class SS(b)	48,000	68,877
Hong Kong & China Gas Co. Ltd.	13,950	15,386
Hutchison Telecommunications Hong Kong Holdings Ltd.	30,000	5,008
Jardine Matheson Holdings Ltd.	2,200	116,886
Kerry Properties Ltd.	12,500	33,802

Security	Shares	Value

Hong Kong (continued)
Link REIT	8,300	$71,694
MTR Corp. Ltd.	25,500	135,484
PCCW Ltd.	52,000	29,461
Power Assets Holdings Ltd.	9,000	60,616
SITC International Holdings Co. Ltd.	1,000	3,324
Swire Properties Ltd.	5,200	12,462

		766,215

Ireland — 0.2%
Experian PLC	542	18,718

Israel — 2.9%
Alony Hetz Properties & Investments Ltd.	163	2,668
Amot Investments Ltd.	582	4,418
Azrieli Group Ltd.	63	5,411
Bank Hapoalim BM	15,022	139,272
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	47,674	75,577
Gav-Yam Lands Corp. Ltd.	278	3,060
Israel Corp. Ltd.(a)	16	8,990
Israel Discount Bank Ltd., Class A	6,245	36,886
Mivne Real Estate KD Ltd.	707	2,649
Mizrahi Tefahot Bank Ltd.	210	7,768
Paz Oil Co. Ltd.(a)	34	5,269

		291,968

Italy — 2.5%
Italgas SpA	17,820	115,379
Snam SpA	23,730	130,149

		245,528

Japan — 28.5%
Advantest Corp.	600	40,949
Amada Co. Ltd.	1,000	7,765
Astellas Pharma, Inc.	4,900	74,606
Calbee, Inc.	4,100	73,441
Canon, Inc.	400	9,204
Chugai Pharmaceutical Co. Ltd.	700	20,976
COMSYS Holdings Corp.	1,700	35,296
Cosmos Pharmaceutical Corp.	700	64,531
Daifuku Co. Ltd.	100	6,149
Daiichi Sankyo Co. Ltd.	1,100	27,697
ITOCHU Corp.	1,300	39,235
Japan Post Bank Co. Ltd.	13,900	104,865
Japan Prime Realty Investment Corp.	1	3,034
Japan Tobacco, Inc.	8,800	149,704
Kamigumi Co. Ltd.	2,400	40,749
Kao Corp.	1,300	52,102
KDDI Corp.	1,000	33,115
Keisei Electric Railway Co. Ltd.	200	4,904
Kyocera Corp.	2,800	147,019
Lawson, Inc.	500	18,390
McDonald’s Holdings Co. Japan Ltd.	300	11,902
Mitsubishi Logistics Corp.	100	2,305
Mitsui & Co. Ltd.	900	21,794
Mitsui Fudosan Co. Ltd.	3,200	67,820
Nichirei Corp.	1,100	20,196
Nihon Kohden Corp.	200	4,801
Nippon Telegraph & Telephone Corp.	5,200	153,240
Nissin Foods Holdings Co. Ltd.	1,900	132,169
Nitori Holdings Co. Ltd.	100	10,288
Nitto Denko Corp.	900	60,409
Nomura Research Institute Ltd.	100	2,828
Obic Co. Ltd.	300	44,322
Omron Corp.	2,500	147,385

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Defensive Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Otsuka Holdings Co. Ltd.	4,500	$151,211
Santen Pharmaceutical Co. Ltd.	300	2,440
SBI Holdings, Inc.	200	4,473
Sega Sammy Holdings, Inc.	800	14,176
Sekisui House Ltd.	100	1,737
Shin-Etsu Chemical Co. Ltd.	200	27,487
Softbank Corp.	9,600	111,723
Sumitomo Chemical Co. Ltd.	7,700	32,742
Sundrug Co. Ltd.	2,200	51,221
Suntory Beverage & Food Ltd.	3,200	126,083
Takeda Pharmaceutical Co. Ltd.	5,300	153,787
Terumo Corp.	900	26,789
Tokio Marine Holdings, Inc.	2,900	156,799
Tokyo Electron Ltd.	300	126,584
Trend Micro, Inc.	1,000	55,757
Unicharm Corp.	4,400	153,085

		2,829,284

Luxembourg — 0.4%
RTL Group SA(a)	715	37,178

Netherlands — 4.1%
IMCD NV	108	17,196
Koninklijke Ahold Delhaize NV	2,222	65,540
Koninklijke KPN NV	42,510	146,685
QIAGEN NV(a)	652	30,068
Wolters Kluwer NV	1,489	150,363

		409,852

New Zealand — 2.3%
Contact Energy Ltd.	10,845	56,976
Fisher & Paykel Healthcare Corp. Ltd.	4,874	66,979
Infratil Ltd.	5,871	31,772
Mainfreight Ltd.	78	4,083
Mercury NZ Ltd.	404	1,566
Spark New Zealand Ltd.	20,525	64,914

		226,290

Norway — 0.5%
Equinor ASA	1,487	50,260

Portugal — 1.1%
Jeronimo Martins SGPS SA	5,173	107,685

Singapore — 5.0%
Ascendas Real Estate Investment Trust	4,700	9,670
City Developments Ltd.	600	3,679
Jardine Cycle & Carriage Ltd.	2,700	56,274
Mapletree Industrial Trust	7,800	14,657
Oversea-Chinese Banking Corp. Ltd.	7,500	66,589
Singapore Technologies Engineering Ltd.	34,800	102,490
Singapore Telecommunications Ltd.	75,900	151,481
United Overseas Bank Ltd.	4,000	85,625
Venture Corp. Ltd.	200	2,455

		492,920

Spain — 0.0%
Acciona SA	5	979
Industria de Diseno Textil SA	49	1,027

		2,006

Sweden — 2.4%
Saab AB	165	6,979
Swedish Match AB	17,141	136,524

Security	Shares	Value

Sweden (continued)
Tele2 AB, B Shares	5,708	$75,656
Telefonaktiebolaget LM Ericsson, B Shares	1,894	15,109

		234,268

Switzerland — 12.6%
Baloise Holding AG, Registered Shares	409	71,142
Belimo Holding AG	17	8,402
BKW AG	16	1,948
Chocoladefabriken Lindt & Spruengli AG	7	78,505
DKSH Holding AG	399	34,260
EMS-Chemie Holding AG, Registered Shares	83	74,046
Givaudan SA, Registered Shares	38	151,032
Kuehne + Nagel International AG, Registered Shares	99	27,695
Lonza Group AG, Registered Shares	144	84,907
Nestle SA, Registered Shares	1,177	151,944
Novartis AG, Registered Shares	1,672	147,753
PSP Swiss Property AG, Registered Shares	38	4,789
Roche Holding AG	467	183,718
Sika AG, Registered Shares	468	142,954
Straumann Holding AG, Registered Shares	140	16,505
Swiss Re AG	680	55,765
Zurich Insurance Group AG	39	17,755

		1,253,120

United Kingdom — 6.9%
AstraZeneca PLC	1,125	150,121
Diageo PLC	122	6,087
GlaxoSmithKline PLC	537	12,105
Greggs PLC	306	8,928
J Sainsbury PLC	38,551	112,482
Kingfisher PLC	15,809	49,855
National Grid PLC	10,011	148,733
RELX PLC	1,025	30,535
Segro PLC	218	3,650
Unilever PLC	3,543	164,460

		686,956

Total Common Stocks — 97.1% (Cost: $9,785,607)		9,645,519

Preferred Securities

Preferred Stocks — 1.2%

Germany — 1.2%
Sartorius AG, Preference Shares	321	120,352

Total Preferred Securities — 1.2% (Cost: $135,835)		120,352

Total Long-Term Investments — 98.3% (Cost: $9,921,442)		9,765,871

Short-Term Securities

Money Market Funds — 2.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.29%(c)(d)	237,353	237,353

Total Short-Term Securities — 2.4% (Cost: $237,353)		237,353

Total Investments — 100.7% (Cost: $10,158,795)		10,003,224

Liabilities in Excess of Other Assets — (0.7)%		(74,191)

Net Assets — 100.0%		$9,929,033

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2022	BlackRock Defensive Advantage International Fund

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$294,891	$—	$(57,538	)(a)	$—	$—	$237,353	237,353	$82	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	1	06/17/22	$100	$42

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$42	$—	$—	$—	$42

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,848	$—	$—	$—	$3,848

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,165)	$—	$—	$—	$(2,165)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$111,136

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Defensive Advantage International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$539,611	$—	$539,611
Austria	—	10,381	—	10,381
Belgium	—	123,261	—	123,261
China	—	141,175	—	141,175
Denmark	—	374,791	—	374,791
Finland	—	152,311	—	152,311
France	—	441,535	—	441,535
Germany	—	210,206	—	210,206
Hong Kong	277,559	488,656	—	766,215
Ireland	—	18,718	—	18,718
Israel	—	291,968	—	291,968
Italy	—	245,528	—	245,528
Japan	—	2,829,284	—	2,829,284
Luxembourg	—	37,178	—	37,178
Netherlands	—	409,852	—	409,852
New Zealand	—	226,290	—	226,290
Norway	—	50,260	—	50,260
Portugal	—	107,685	—	107,685
Singapore	—	492,920	—	492,920
Spain	—	2,006	—	2,006
Sweden	—	234,268	—	234,268
Switzerland	—	1,253,120	—	1,253,120
United Kingdom	—	686,956	—	686,956
Preferred Securities
Preferred Stocks	—	120,352	—	120,352
Short-Term Securities
Money Market Funds	237,353	—	—	237,353

	$514,912	$9,488,312	$—	$10,003,224

Derivative Financial Instruments(a)
Assets
Equity Contracts	$42	$—	$—	$42

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments April 30, 2022	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
General Dynamics Corp.	61	$14,429
HEICO Corp.	323	45,617
HEICO Corp., Class A	52	6,065

		66,111

Air Freight & Logistics — 1.5%
C.H. Robinson Worldwide, Inc.	295	31,314
Expeditors International of Washington, Inc.	501	49,634
United Parcel Service, Inc., Class B	10	1,800

		82,748

Beverages — 2.0%
Brown-Forman Corp., Class B.	581	39,183
PepsiCo, Inc.	433	74,350

		113,533

Biotechnology — 5.2%
AbbVie, Inc.	222	32,607
Amgen, Inc.	231	53,867
Gilead Sciences, Inc.	812	48,184
Horizon Therapeutics PLC(a)	137	13,503
Regeneron Pharmaceuticals, Inc.(a)	108	71,184
United Therapeutics Corp.(a)	6	1,065
Vertex Pharmaceuticals, Inc.(a)	250	68,305

		288,715

Capital Markets — 2.0%
Cboe Global Markets, Inc.	27	3,050
FactSet Research Systems, Inc.	142	57,296
Intercontinental Exchange, Inc.	16	1,853
S&P Global, Inc.	128	48,192

		110,391

Chemicals — 0.5%
Ecolab, Inc.	74	12,531
Linde PLC(a)	55	17,158

		29,689

Commercial Services & Supplies — 5.5%
Republic Services, Inc.	714	95,869
Waste Connections, Inc.	755	104,167
Waste Management, Inc.	654	107,544

		307,580

Communications Equipment — 1.7%
Cisco Systems, Inc.	1,023	50,107
Juniper Networks, Inc.	518	16,327
Motorola Solutions, Inc.	141	30,130

		96,564

Containers & Packaging — 0.1%
Sealed Air Corp.	43	2,761

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(a)	87	28,086
Voya Financial, Inc.	624	39,400

		67,486

Diversified Telecommunication Services — 1.3%
AT&T, Inc.	709	13,372
Iridium Communications, Inc.(a)	91	3,250
Verizon Communications, Inc.	1,201	55,606

		72,228

Electric Utilities — 6.0%
Entergy Corp.	512	60,851

Security	Shares	Value

Electric Utilities (continued)
Eversource Energy	135	$11,799
Idacorp, Inc.	476	50,066
NextEra Energy, Inc.	923	65,551
Portland General Electric Co.	173	8,188
Southern Co.	302	22,164
Xcel Energy, Inc.	1,591	116,557

		335,176

Electronic Equipment, Instruments & Components — 1.1%
Amphenol Corp., Class A	91	6,507
Avnet, Inc.	76	3,318
Keysight Technologies, Inc.(a)	385	54,004

		63,829

Entertainment — 1.0%
Activision Blizzard, Inc.	339	25,628
Electronic Arts, Inc.	31	3,660
Netflix, Inc.(a)	23	4,378
Take-Two Interactive Software, Inc.(a)	125	14,939
Warner Bros Discovery, Inc.(a)	336	6,098

		54,703

Equity Real Estate Investment Trusts (REITs) — 3.5%
Camden Property Trust	75	11,767
Crown Castle International Corp.	33	6,112
EastGroup Properties, Inc.	68	12,750
Extra Space Storage, Inc.	199	37,810
First Industrial Realty Trust, Inc.	987	57,246
Life Storage, Inc.	48	6,359
Mid-America Apartment Communities, Inc.	242	47,597
Public Storage	44	16,346

		195,987

Food & Staples Retailing — 3.6%
Costco Wholesale Corp.	27	14,356
Kroger Co.	1,988	107,273
Walmart, Inc.	530	81,085

		202,714

Food Products — 3.5%
Hershey Co.	567	128,011
Hormel Foods Corp.	139	7,282
Kellogg Co.	616	42,196
McCormick & Co., Inc.	196	19,712

		197,201

Health Care Equipment & Supplies — 1.4%
Abbott Laboratories.	203	23,040
Boston Scientific Corp.(a)	656	27,624
IDEXX Laboratories, Inc.(a)	25	10,762
Masimo Corp.(a)	61	6,891
Medtronic PLC	57	5,949
Omnicell, Inc.(a)	39	4,258

		78,524

Health Care Providers & Services — 1.3%
Anthem, Inc.	16	8,031
Cigna Corp.	23	5,676
CVS Health Corp.	173	16,630
UnitedHealth Group, Inc.	83	42,210

		72,547

Health Care Technology — 0.0%
Cerner Corp.	22	2,060

Hotels, Restaurants & Leisure — 1.9%
Choice Hotels International, Inc.	5	702

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Domino’s Pizza, Inc.	84	$28,392
McDonald’s Corp.	256	63,785
Wendy’s Co.	183	3,616
Yum! Brands, Inc.	66	7,723

		104,218

Household Durables — 0.4%
Garmin Ltd.	183	20,082

Household Products — 3.9%
Church & Dwight Co., Inc.	696	67,902
Clorox Co.	242	34,719
Colgate-Palmolive Co.	458	35,289
Procter & Gamble Co.	507	81,399

		219,309

Insurance — 2.8%
Aon PLC, Class A	49	14,111
Brown & Brown, Inc.	706	43,758
Erie Indemnity Co., Class A	6	962
Hanover Insurance Group, Inc.	176	25,840
Marsh & McLennan Cos., Inc.	17	2,749
Old Republic International Corp.	472	10,389
Travelers Cos., Inc.	261	44,647
W R Berkley Corp.	189	12,566

		155,022

Interactive Media & Services(a) — 1.6%
Alphabet, Inc., Class A	10	22,822
Alphabet, Inc., Class C	28	64,381

		87,203

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.(a)	4	9,943
eBay, Inc.	60	3,115

		13,058

IT Services — 8.9%
Accenture PLC, Class A	250	75,090
Akamai Technologies, Inc.(a)	132	14,821
Automatic Data Processing, Inc.	100	21,818
Broadridge Financial Solutions, Inc.	32	4,612
Cognizant Technology Solutions Corp., Class A	11	890
EPAM Systems, Inc.(a)	44	11,660
Fidelity National Information Services, Inc.	155	15,368
Gartner, Inc.(a)	72	20,920
Global Payments, Inc.	179	24,519
Mastercard, Inc., Class A	137	49,783
Paychex, Inc.	659	83,515
PayPal Holdings, Inc.(a)	43	3,781
VeriSign, Inc.(a)	50	8,934
Visa, Inc., Class A	660	140,666
Western Union Co.	1,308	21,922

		498,299

Life Sciences Tools & Services — 2.9%
Agilent Technologies, Inc.	523	62,378
Bruker Corp.	27	1,552
Danaher Corp.	321	80,613
Mettler-Toledo International, Inc.(a)	3	3,833
Syneos Health, Inc.(a)	210	15,349

		163,725

Media — 3.1%
Altice USA, Inc., Class A(a)	84	779
Charter Communications, Inc., Class A(a)	146	62,560

Security	Shares	Value

Media (continued)
Comcast Corp., Class A	1,316	$52,324
Fox Corp., Class A	837	29,998
Fox Corp., Class B	72	2,393
Liberty Broadband Corp., Class C(a)	207	23,147
Sirius XM Holdings, Inc.	426	2,556

		173,757

Metals & Mining — 1.6%
Newmont Corp.	845	61,558
Reliance Steel & Aluminum Co.	86	17,050
Royal Gold, Inc.	83	10,830

		89,438

Multiline Retail — 2.7%
Dollar General Corp.	354	84,086
Target Corp.	293	66,994

		151,080

Multi-Utilities — 3.2%
Black Hills Corp.	564	41,307
CMS Energy Corp.	1,059	72,743
Consolidated Edison, Inc.	144	13,354
DTE Energy Co.	64	8,387
WEC Energy Group, Inc.	402	40,220

		176,011

Oil, Gas & Consumable Fuels — 0.8%
EOG Resources, Inc.	206	24,053
Exxon Mobil Corp.	272	23,188

		47,241

Pharmaceuticals — 7.3%
Bristol-Myers Squibb Co.	280	21,075
Eli Lilly & Co.	113	33,011
Johnson & Johnson	690	124,517
Merck & Co., Inc.	1,169	103,679
Pfizer, Inc.	1,082	53,094
Zoetis, Inc.	406	71,963

		407,339

Professional Services — 0.4%
Verisk Analytics, Inc.	102	20,813

Road & Rail — 0.4%
Old Dominion Freight Line, Inc.	88	24,651

Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	78	3,400
Power Integrations, Inc.	30	2,400
Semtech Corp.(a)	149	8,880
Silicon Laboratories, Inc.(a)	273	36,831
Texas Instruments, Inc.	32	5,448

		56,959

Software — 7.9%
Adobe, Inc.(a)	179	70,875
ANSYS, Inc.(a)	12	3,308
Black Knight, Inc.(a)	118	7,763
Cadence Design Systems, Inc.(a)	185	27,907
Citrix Systems, Inc.	162	16,216
Coupa Software, Inc.(a)	18	1,553
Intuit, Inc.	57	23,869
Manhattan Associates, Inc.(a)	59	7,703
Microsoft Corp.	482	133,765
Oracle Corp.	27	1,982
Palo Alto Networks, Inc.(a)	49	27,503
Paycom Software, Inc.(a)	79	22,236

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2022	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Roper Technologies, Inc.	88	$41,353
ServiceNow, Inc.(a)	5	2,391
Workday, Inc., Class A(a)	249	51,468

		439,892

Specialty Retail — 1.3%
AutoZone, Inc.(a)	7	13,688
Home Depot, Inc.	189	56,776
Lowe’s Cos., Inc.	9	1,779

		72,243

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	383	60,380
Dell Technologies, Inc., Class C	115	5,406
HP, Inc.	308	11,282

		77,068

Thrifts & Mortgage Finance — 0.5%
New York Community Bancorp, Inc.	350	3,234
Radian Group, Inc.	1,115	23,850

		27,084

Wireless Telecommunication Services — 1.3%
T-Mobile U.S., Inc.(a)	570	70,190

Total Long-Term Investments — 99.1% (Cost: $5,573,704)		5,535,229

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.29%(b)(c)	78,182	$78,182

Total Short-Term Securities — 1.4% (Cost: $78,182)		78,182

Total Investments — 100.5% (Cost: $5,651,886)		5,613,411

Liabilities in Excess of Other Assets — (0.5)%		(28,892)

Net Assets — 100.0%		$5,584,519

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$135,946	$—		$(57,764	)(a)	$—	$—	$78,182	78,182	$21		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	19	(a)	—		(19)	—	—	—	119	(c)	—

						$(19)	$—	$78,182		$140		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Defensive Advantage U.S. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$5,535,229	$—	$—	$5,535,229
Short-Term Securities
Money Market Funds.	78,182	—	—	78,182

	$5,613,411	$—	$—	$5,613,411

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Statements of Assets and Liabilities

April 30, 2022

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$9,556,814	$9,765,871	$5,535,229
Investments, at value — affiliated(c)	128,200	237,353	78,182
Cash	2,220	—	—
Cash pledged for futures contracts	11,000	6,000	—
Foreign currency, at value(d)	261,668	35,560	—
Receivables:
Investments sold	475,577	79,953	—
Securities lending income — affiliated	98	—	9
Capital shares sold	—	—	500
Dividends — unaffiliated	12,251	55,149	3,408
Dividends — affiliated	46	51	13
From the Manager	14,572	15,073	13,315
Variation margin on futures contracts	643	—	—
Prepaid expenses	26,835	26,836	26,830

Total assets	10,489,924	10,221,846	5,657,486

LIABILITIES
Collateral on securities loaned	24,056	—	—
Payables:
Investments purchased	610,250	161,579	—
Accounting services fees	7,739	8,233	7,396
Custodian fees	38,001	46,603	2,352
Deferred foreign capital gain tax	10,073	—	—
Trustees’ and Officer’s fees	2,211	2,210	2,196
Other accrued expenses	6,117	6,388	5,412
Printing fees	22,464	22,797	19,014
Professional fees	39,788	43,451	36,503
Service fees	20	20	36
Transfer agent fees	61	193	58
Variation margin on futures contracts	—	1,339	—

Total liabilities	760,780	292,813	72,967

NET ASSETS	$9,729,144	$9,929,033	$5,584,519

NET ASSETS CONSIST OF
Paid-in capital	$10,304,889	$10,537,907	$5,544,134
Accumulated earnings (loss)	(575,745)	(608,874)	40,385

NET ASSETS	$9,729,144	$9,929,033	$5,584,519

(a) Investments, at cost — unaffiliated	$9,733,680	$9,921,442	$5,573,704
(b) Securities loaned, at value	$23,610	$—	$—
(c) Investments, at cost — affiliated	$128,200	$237,353	$78,182
(d) Foreign currency, at cost	$261,671	$35,767	$—

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

April 30, 2022

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

NET ASSET VALUE
Institutional

Net assets	$97,293	$99,292	$158,550

Shares outstanding	10,330	10,535	15,660

Net asset value	$9.42	$9.42	$10.12

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A

Net assets	$97,189	$99,035	$198,116

Shares outstanding	10,327	10,517	19,595

Net asset value	$9.41	$9.42	$10.11

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K

Net assets	$9,534,662	$9,730,706	$5,227,853

Shares outstanding	1,012,325	1,032,433	516,384

Net asset value	$9.42	$9.43	$10.12

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations

Year Ended April 30, 2022

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

INVESTMENT INCOME
Dividends — unaffiliated	$304,913	$338,471	$105,721
Dividends — affiliated	5,259	82	21
Securities lending income — affiliated — net	312	—	119
Foreign taxes withheld	(31,346)	(35,398)	(98)

Total investment income	279,138	303,155	105,763

EXPENSES
Investment advisory	83,193	48,737	24,369
Professional	81,614	77,317	69,180
Custodian	76,474	94,665	4,717
Offering	59,382	59,137	59,095
Registration	25,542	25,547	25,542
Printing and postage	17,787	18,101	15,289
Accounting services	15,539	15,670	14,462
Trustees and Officer	9,671	9,671	9,622
Administration	4,420	4,603	2,408
Administration — class specific	2,082	2,166	1,134
Service — class specific	260	270	379
Transfer agent — class specific	233	400	306
Miscellaneous	14,352	8,448	11,026

Total expenses	390,549	364,732	237,529
Less:
Administration fees waived	(4,420)	(4,603)	(2,408)
Administration fees waived - class specific	(2,082)	(2,166)	(1,134)
Fees waived and/or reimbursed by the Manager	(299,290)	(308,524)	(208,901)
Transfer agent fees waived and/or reimbursed — class specific	(233)	(400)	(306)

Total expenses after fees waived and/or reimbursed	84,524	49,039	24,780

Net investment income	194,614	254,116	80,983

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(303,854)	(132,846)	405,497
Investments — affiliated	6,154	—	(19)
Foreign currency transactions	(13,369)	(4,945)	—
Futures contracts	7,407	3,848	—

	(303,662)	(133,943)	405,478

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(549,100)	(500,828)	(346,390)
Investments — affiliated	(13,071)	—	—
Foreign currency translations	(219)	(2,905)	—
Futures contracts	36,852	(2,165)	—

	(525,538)	(505,898)	(346,390)

Net realized and unrealized gain (loss)	(829,200)	(639,841)	59,088

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(634,586)	$(385,725)	$140,071

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(17,514)	$—	$—
(b) Net of increase in deferred foreign capital gain tax of	$(10,073)	$—	$—

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Defensive Advantage Emerging Markets Fund		BlackRock Defensive Advantage International Fund

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21 (a)	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$194,614	$19,652	$254,116	$76,753
Net realized gain (loss)	(303,662)	468,205	(133,943)	205,566
Net change in unrealized appreciation (depreciation)	(525,538)	330,659	(505,898)	347,757

Net increase (decrease) in net assets resulting from operation	(634,586)	818,516	(385,725)	630,076

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(7,792)	(40)	(8,565)	(100)
Investor A	(7,533)	(33)	(8,295)	(93)
Class K	(763,635)	(3,927)	(839,356)	(9,807)

Decrease in net assets resulting from distributions to shareholders	(778,960)	(4,000)	(856,216)	(10,000)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	328,174	10,000,000	550,898	10,000,000

NET ASSETS
Total increase (decrease) in net assets	(1,085,372)	10,814,516	(691,043)	10,620,076
Beginning of period	10,814,516	—	10,620,076	—

End of period	$9,729,144	$10,814,516	$9,929,033	$10,620,076

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets (continued)

	BlackRock Defensive Advantage U.S. Fund

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$80,983	$21,923
Net realized gain	405,478	69,711
Net change in unrealized appreciation (depreciation)	(346,390)	307,915

Net increase in net assets resulting from operations	140,071	399,549

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(10,394)	(50)
Investor A	(13,480)	(43)
Class K	(481,889)	(2,407)

Decrease in net assets resulting from distributions to shareholders	(505,763)	(2,500)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	553,162	5,000,000

NET ASSETS
Total increase in net assets	187,470	5,397,049
Beginning of period	5,397,049	—

End of period	$5,584,519	$5,397,049

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage Emerging Markets Fund

	Institutional

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21	(a)

Net asset value, beginning of period	$10.81	$10.00

Net investment income(b)	0.19	0.02
Net realized and unrealized gain (loss)	(0.80)	0.79

Net increase (decrease) from investment operations	(0.61)	0.81

Distributions(c)
From net investment income	(0.21)	(0.00	)(d)
From net realized gain	(0.57)	—

Total distributions	(0.78)	(0.00)

Net asset value, end of period	$9.42	$10.81

Total Return(e)
Based on net asset value	(6.10)%	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.81%	3.18	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.81%	0.81	%(h)

Net investment income	1.87%	0.52	%(h)

Supplemental Data
Net assets, end of period (000)	$97	$108

Portfolio turnover rate	211%	64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.74%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage Emerging Markets Fund (continued)

	Investor A

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21	(a)

Net asset value, beginning of period	$10.81	$10.00

Net investment income(b)	0.17	0.01
Net realized and unrealized gain (loss)	(0.82)	0.80

Net increase (decrease) from investment operations	(0.65)	0.81

Distributions(c)
From net investment income	(0.18)	(0.00	)(d)
From net realized gain	(0.57)	—

Total distributions	(0.75)	(0.00)

Net asset value, end of period	$9.41	$10.81

Total Return(e)
Based on net asset value	(6.43)%	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	4.11%	3.43	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.06%	1.06	%(h)

Net investment income	1.62%	0.27	%(h)

Supplemental Data
Net assets, end of period (000)	$97	$108

Portfolio turnover rate	211%	64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.99%.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage Emerging Markets Fund (continued)

	Class K

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21	(a)

Net asset value, beginning of period	$10.81	$10.00

Net investment income(b)	0.19	0.02
Net realized and unrealized gain (loss)	(0.80)	0.79

Net increase (decrease) from investment operations	(0.61)	0.81

Distributions(c)
From net investment income	(0.21)	(0.00	)(d)
From net realized gain	(0.57)	—

Total distributions	(0.78)	(0.00)

Net asset value, end of period	$9.42	$10.81

Total Return(e)
Based on net asset value	(6.10)%	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.75%	2.84	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.81%	0.81	%(h)

Net investment income	1.87%	0.52	%(h)

Supplemental Data
Net assets, end of period (000)	$9,535	$10,598

Portfolio turnover rate	211%	64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.40%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage International Fund

	Institutional

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21	(a)

Net asset value, beginning of period	$10.62	$10.00

Net investment income(b)	0.25	0.08
Net realized and unrealized gain (loss)	(0.60)	0.55

Net increase (decrease) from investment operations	(0.35)	0.63

Distributions(c)
From net investment income	(0.26)	(0.01)
From net realized gain	(0.59)	—

Total distributions	(0.85)	(0.01)

Net asset value, end of period	$9.42	$10.62

Total Return(d)
Based on net asset value	(3.94)%	6.30	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.46%	2.90	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.45%	0.45	%(g)

Net investment income	2.35%	2.08	%(g)

Supplemental Data
Net assets, end of period (000)	$99	$106

Portfolio turnover rate	189%	88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.50%.

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage International Fund (continued)

	Investor A

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21	(a)

Net asset value, beginning of period	$10.61	$10.00

Net investment income(b)	0.22	0.07
Net realized and unrealized gain (loss)	(0.58)	0.55

Net increase (decrease) from investment operations	(0.36)	0.62

Distributions(c)
From net investment income	(0.24)	(0.01)
From net realized gain	(0.59)	—

Total distributions	(0.83)	(0.01)

Net asset value, end of period	$9.42	$10.61

Total Return(d)
Based on net asset value	(4.09)%	6.20	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.82%	3.15	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.70%	0.70	%(g)

Net investment income	2.10%	1.84	%(g)

Supplemental Data
Net assets, end of period (000)	$99	$106

Portfolio turnover rate	189%	88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.75%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage International Fund (continued)

	Class K

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21	(a)

Net asset value, beginning of period	$10.62	$10.00

Net investment income(b)	0.25	0.08
Net realized and unrealized gain (loss)	(0.59)	0.55

Net increase (decrease) from investment operations	(0.34)	0.63

Distributions(c)
From net investment income	(0.26)	(0.01)
From net realized gain	(0.59)	—

Total distributions	(0.85)	(0.01)

Net asset value, end of period	$9.43	$10.62

Total Return(d)
Based on net asset value	(3.84)%	6.30	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.36%	2.55	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.45%	0.45	%(g)

Net investment income	2.35%	2.09	%(g)

Supplemental Data
Net assets, end of period (000)	$9,731	$10,408

Portfolio turnover rate	189%	88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.15%.

See notes to financial statements.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage U.S. Fund

	Institutional

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21	(a)

Net asset value, beginning of period	$10.79	$10.00

Net investment income(b)	0.15	0.04
Net realized and unrealized gain	0.19	0.76

Net increase from investment operations	0.34	0.80

Distributions(c)
From net investment income	(0.17)	(0.01)
From net realized gain	(0.84)	—

Total distributions	(1.01)	(0.01)

Net asset value, end of period	$10.12	$10.79

Total Return(d)
Based on net asset value	2.65%	7.95	%(e)

Ratios to Average Net Assets(f)
Total expenses	4.25%	4.06	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.43%	0.43	%(g)

Net investment income	1.42%	1.21	%(g)

Supplemental Data
Net assets, end of period (000)	$159	$108

Portfolio turnover rate	269%	61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.07%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage U.S. Fund (continued)

	Investor A

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21	(a)

Net asset value, beginning of period	$10.79	$10.00

Net investment income(b)	0.13	—
Net realized and unrealized gain	0.17	0.79

Net increase from investment operations	0.30	0.79

Distributions(c)
From net investment income	(0.14)	(0.00	)(d)
From net realized gain	(0.84)	—

Total distributions	(0.98)	(0.00)

Net asset value, end of period	$10.11	$10.79

Total Return(e)
Based on net asset value	2.35%	7.95	%(f)

Ratios to Average Net Assets(g)
Total expenses	4.47%	4.31	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.68%	0.68	%(h)

Net investment income	1.16%	0.96	%(h)

Supplemental Data
Net assets, end of period (000)	$198	$108

Portfolio turnover rate	269%	61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.32%.

See notes to financial statements.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage U.S. Fund (continued)

	Class K

	Year Ended 04/30/22	Period from 12/21/20 to 04/30/21	(a)

Net asset value, beginning of period	$10.79	$10.00

Net investment income(b)	0.16	0.04
Net realized and unrealized gain	0.18	0.76

Net increase from investment operations	0.34	0.80

Distributions(c)
From net investment income	(0.17)	(0.01)
From net realized gain	(0.84)	—

Total distributions	(1.01)	(0.01)

Net asset value, end of period	$10.12	$10.79

Total Return(d)
Based on net asset value	2.65%	7.95	%(e)

Ratios to Average Net Assets(f)
Total expenses	4.18%	3.71	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.43%	0.43	%(g)

Net investment income	1.44%	1.21	%(g)

Supplemental Data
Net assets, end of period (000)	$5,228	$5,181

Portfolio turnover rate	269%	61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.72%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Defensive Advantage Emerging Markets Fund	Defensive Advantage Emerging Markets	Diversified
BlackRock Defensive Advantage International Fund	Defensive Advantage International	Diversified
BlackRock Defensive Advantage U.S. Fund.	Defensive Advantage U.S.	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

	(ii)	recapitalizations and other transactions across the capital structure; and

	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

	(ii)	quoted prices for similar investments or assets in active markets; and

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By Third-Party Pricing Services

	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

	(iii)	relevant news and other public sources; and

	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2022, certain investments of Defensive Advantage Emerging Markets were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Non-Cash Collateral Received at Fair Value	(a)	Net Amount

Defensive Advantage Emerging Markets Jefferies LLC	$23,610	$(23,610)		$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Defensive Advantage Emerging Markets	Defensive Advantage International	Defensive Advantage U.S.

First $1 billion	0.80%	0.45%	0.43%
$1 billion – $3 billion	0.75	0.42	0.40
$3 billion – $5 billion	0.72	0.41	0.39

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

	Investment Advisory Fees

Average Daily Net Assets	Defensive Advantage Emerging Markets	Defensive Advantage International	Defensive Advantage U.S.

$5 billion – $10 billion	0.70%	0.39%	0.37%
Greater than $10 billion	0.68	0.38	0.36

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Defensive Advantage Emerging Markets		Defensive Advantage International		Defensive Advantage U.S.

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A

Defensive Advantage Emerging Markets	$260
Defensive Advantage International	270
Defensive Advantage U.S.	379

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended April 30, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$22	$22	$2,038	$2,082
Defensive Advantage International	22	22	2,122	2,166
Defensive Advantage U.S.	24	31	1,079	1,134

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2022, the Funds did not pay any amounts to affiliates in return for these services.

For the year ended April 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$61	$111	$61	$233
Defensive Advantage International	111	228	61	400
Defensive Advantage U.S.	111	134	61	306

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Notes to Financial Statements  (continued)

Other Fees: For the year ended April 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Defensive Advantage U.S.	$102

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Defensive Advantage Emerging Markets	$99
Defensive Advantage International	59
Defensive Advantage U.S.	17

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Defensive Advantage Emerging Markets	$288

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Class K

Defensive Advantage Emerging Markets	0.86%	1.11%	0.81%
Defensive Advantage International	0.50	0.75	0.45
Defensive Advantage U.S.	0.48	0.73	0.43

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2022, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Defensive Advantage Emerging Markets	$298,903
Defensive Advantage International	308,465
Defensive Advantage U.S.	208,884

Fund Name	Administration Fees Waived

Defensive Advantage Emerging Markets	$4,420
Defensive Advantage International	4,603
Defensive Advantage U.S.	2,408

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended April 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived - Class Specific
Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$23	$21	$2,038	$2,082
Defensive Advantage International	22	22	2,122	2,166
Defensive Advantage U.S.	24	31	1,079	1,134

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$61	$111	$61	$233
Defensive Advantage International	111	228	61	400
Defensive Advantage U.S.	111	134	61	306

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Defensive Advantage U.S. retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Defensive Advantage U.S., pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, Defensive Advantage U.S. retained 77% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Defensive Advantage Emerging Markets and Defensive Advantage International each retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Defensive Advantage Emerging Markets and Defensive Advantage International each, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Defensive Advantage Emerging Markets	$67
Defensive Advantage U.S.	32

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

During the year ended April 30, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Defensive Advantage Emerging Markets	$21,830,727	$20,992,514
Defensive Advantage International	19,841,805	19,921,581
Defensive Advantage U.S.	15,193,906	15,021,266

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

Defensive Advantage Emerging Markets	$(13,077)	$13,077
Defensive Advantage International	(8,111)	8,111
Defensive Advantage U.S.	(6,267)	6,267

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/22	Year Ended 04/30/21

Defensive Advantage Emerging Markets
Ordinary income	$641,157	$4,000
Long-term capital gains	137,803	—

	$778,960	$4,000

Defensive Advantage International
Ordinary income	$844,534	$10,000
Long-term capital gains	11,682	—

	$856,216	$10,000

Defensive Advantage U.S.
Ordinary income	$503,689	$2,500
Long-term capital gains	2,074	—

	$505,763	$2,500

As of April 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Loss(b)	Total

Defensive Advantage Emerging Markets	$14,593	$—	$(221,971)	$(368,367)	$(575,745)
Defensive Advantage International	92,888	—	(266,416)	(435,346)	(608,874)
Defensive Advantage U.S.	79,080	28,221	(66,916)	—	40,385

(a)

The difference between book-basis and tax-basis net unrealized gains and losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain foreign currency and futures contracts.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Defensive Advantage Emerging Markets	$9,896,437	$558,503	$(769,926)	$(211,423)
Defensive Advantage International	10,266,815	419,505	(683,096)	(263,591)
Defensive Advantage U.S.	5,680,343	281,678	(348,610)	(66,932)

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/22		Period from 12/21/20(a) to 04/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Defensive Advantage Emerging Markets
Institutional
Shares sold	—	$—	10,001	$100,010
Shares issued in reinvestment of distributions	330	3,282	—	—
Shares redeemed	—	—	(1)	(10)

	330	$3,282	10,000	$100,000

Investor A
Shares sold	15	$150	10,001	$100,010
Shares issued in reinvestment of distributions	312	3,110	—	—
Shares redeemed	—	—	(1)	(10)

	327	$3,260	10,000	$100,000

Class K
Shares sold	—	$—	980,001	$9,800,010
Shares issued in reinvestment of distributions	32,325	321,632	—	—
Shares redeemed	—	—	(1)	(10)

	32,325	$321,632	980,000	$9,800,000

	32,982	$328,174	1,000,000	$10,000,000

	Year Ended 04/30/22		Period from 12/21/20(a) to 04/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Defensive Advantage International
Institutional
Shares sold	—	$—	10,001	$100,010
Shares issued in reinvestment of distributions	535	5,511	—	—
Shares redeemed	—	—	(1)	(10)

	535	$5,511	10,000	$100,000

Investor A
Shares sold	—	$—	10,001	$100,010
Shares issued in reinvestment of distributions	517	5,326	—	—
Shares redeemed	—	—	(1)	(10)

	517	$5,326	10,000	$100,000

Class K
Shares sold	—	$—	980,001	$9,800,010
Shares issued in reinvestment of distributions	52,433	540,061	—	—
Shares redeemed	—	—	(1)	(10)

	52,433	$540,061	980,000	$9,800,000

	53,485	$550,898	1,000,000	$10,000,000

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 04/30/22		Period from 12/21/20(a) to 04/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Defensive Advantage U.S.
Institutional
Shares sold	4,918	$52,583	10,001	$100,010
Shares issued in reinvestment of distributions	792	8,466	—	—
Shares redeemed	(50)	(583)	(1)	(10)

	5,660	$60,466	10,000	$100,000

Investor A
Shares sold	8,510	$91,767	10,001	$100,010
Shares issued in reinvestment of distributions	1,085	11,618	—	—
Shares redeemed	—	—	(1)	(10)

	9,595	$103,385	10,000	$100,000

Class K
Shares sold	—	$—	480,001	$4,800,010
Shares issued in reinvestment of distributions	36,384	389,311	—	—
Shares redeemed	—	—	(1)	(10)

	36,384	$389,311	480,000	$4,800,000

	51,639	$553,162	500,000	$5,000,000

(a)	Commencement of operations.

As of April 30, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	10,330	10,312	1,012,325	1,032,967
Defensive Advantage International	10,535	10,517	1,032,433	1,053,485
Defensive Advantage U.S.	10,758	10,743	516,384	537,885

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Defensive Advantage Emerging Markets Fund, BlackRock Defensive Advantage International Fund, and BlackRock Defensive Advantage U.S. Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Defensive Advantage Emerging Markets Fund, BlackRock Defensive Advantage International Fund, and BlackRock Defensive Advantage U.S. Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of April 30, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 21, 2020 (commencement of operations) through April 30, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended and for the period from December 21, 2020 (commencement of operations) through April 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 28, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2022:

Fund Name	Qualified Dividend Income

Defensive Advantage Emerging Markets	$112,385
Defensive Advantage International	243,172
Defensive Advantage U.S.	93,895

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Defensive Advantage Emerging Markets	$137,803
Defensive Advantage International	11,682
Defensive Advantage U.S.	2,074

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2022:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Defensive Advantage Emerging Markets	$183,814	$45,348
Defensive Advantage International	272,253	33,416

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Defensive Advantage U.S.	17.88%

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2022:

Fund Name	Qualified Short-Term Capital Gains

Defensive Advantage Emerging Markets	$119,934
Defensive Advantage International	364,242
Defensive Advantage U.S.	400,769

I M P O R T A N T T A X I N F O R M A T I O N	53

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Defensive Advantage Emerging Markets Fund, BlackRock Defensive Advantage International Fund and BlackRock Defensive Advantage U.S. Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof Since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management Since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital Since 2018; Director, David and Lucile Packard Foundation since 2020.	29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	29 RICs consisting of 163 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	55

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	29 RICs consisting of 163 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	29 RICs consisting of 163 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a)   The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)   Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)   Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Trustee and Officer Information  (continued)

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Funds.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Funds and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Funds.

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	59

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom

Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CVA	Certificaten Van Aandelen (Dutch Certificate)

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	61

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DEF-04/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Defensive Advantage Emerging Markets Fund	$29,988	$26,765	$0	$0	$15,700	$13,700	$213	$0

BlackRock Defensive Advantage International Fund	$29,988	$26,765	$0	$0	$15,700	$13,700	$213	$0

BlackRock Defensive Advantage U.S. Fund	$24,480	$22,220	$0	$0	$14,700	$12,700	$213	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End

(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax

Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Defensive Advantage Emerging Markets Fund	$15,913	$13,700
BlackRock Defensive Advantage International Fund	$15,913	$13,700
BlackRock Defensive Advantage U.S. Fund	$14,913	$12,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 28, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 28, 2022